                                RAZORFISH, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                            CUSIP  755236  10  6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

[NUMBERS]                                                               [SHARES]

RF
THIS CERTIFIES THAT



Is the owner of


   FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                                RAZORFISH, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of Incorporation and all amendments thereto. Upon request, the Corporation will furnish without charge to the holder hereof a statement of the powers, designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as may be established, from time to time by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series and the designations thereof. This Certificate is no valid unless countersigned and registered by the Transfer Agent and Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                RAZORFISH, INC.
                                 CORPORATE SEAL
                                  OF DELAWARE



/s/ President, Chief Executive Officer             /s/ Secretary and Chief
    Scientist and Treasurer

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY            AUTORIZED SIGNATURE
TRANSFER AGENT AND REGISTRAR
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common             UNIF GIFT MIN ACT-____________Custodian_____________
TEN ENT  - as tenants by the entiretles                        (Cust)              (Miner)
JT TEN - - as joint tenants with right of survivorship                under Uniform Gifts to Minors
               and not as tenants in common                             Act_____________________
                                                                                  (State)

                               Additional abbreviations my also be used though not in the above list

     For Value Received.______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

[_______________________________]

[_______________________________]


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________

____________________________________________________________________________________________________

_______________________________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated___________


                                        _____________________________________________________________
                                        THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH
                        NOTICE :        THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR
                                        ANY CHANGE WHATEVER



Signature(s) Guaranteed:


_________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY ELIGIBLE
GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).
PURSUANT TO S.E.C. RULE 17Ad-16